EXHIBIT 10.33

EXECUTION VERSION
INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT No. 2 dated as of March 11, 2011 (this “Assumption and Amendment Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the subsidiaries of the Borrower listed on the signature pages hereto (solely with respect to Sections 6, 7, 9 and 10 hereof), the Lenders (as defined below) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and as issuing bank (in such capacity, the “Issuing Bank”).
A. Reference is made to the Credit Agreement dated as of March 22, 2010, as amended by that certain Amendment No. 1 dated as of June 11, 2010 (as so amended, the “Existing Credit Agreement” and, as amended by this Assumption and Amendment Agreement, the “Amended and Restated Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.
B. The Borrower has requested that (i) the person set forth on Schedule I hereto (the “Incremental Lender”) provide Incremental Commitments to the Borrower pursuant to Section 2.23 of the Existing Credit Agreement in the form of new Revolving Credit Commitments in the aggregate principal amount of $10,000,000, (ii) the Existing Credit Agreement be amended and restated in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A to, among other things, eliminate the distinction between Tranche A Revolving Credit Commitments and Tranche B Revolving Credit Commitments (in each case, as defined in the Existing Credit Agreement) and reclassify all such Tranche A Revolving Credit Commitments and Tranche B Revolving Credit Commitments (and the related outstanding Tranche A Revolving Loans and Tranche B Revolving Loans, in each case as defined in the Existing Credit Agreement, if any as Revolving Loans) and (iii) the Issuing Bank agree to increase the L/C Commitment to $35,000,000.
C. (i) The Incremental Lender is willing to provide the Incremental Commitments to the Borrower on the Restatement Effective Date (as defined below) and (ii) the Lenders and the Issuing Bank are willing to amend and restate the Existing Credit Agreement, in each case on the terms and subject to the conditions set forth herein and in the Amended and Restated Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended and Restated Credit Agreement. The rules of construction set forth in Section 1.02 of the Amended and Restated Credit Agreement shall apply equally to this Assumption and Amendment Agreement. This Assumption and Amendment Agreement shall be a “Loan Document” and an “Incremental Assumption Agreement” for all purposes of the Existing Credit Agreement, the Amended and Restated Credit Agreement and the other Loan Documents.
SECTION 2. Incremental Commitments. (a) Schedule I hereto sets forth the Incremental Commitment of the Incremental Lender on the Restatement Effective Date.

(b) All such Incremental Commitments shall constitute “Incremental Commitments” and “Revolving Credit Commitments” and the Incremental Lender shall be a Revolving Credit Lender with respect to such Revolving Credit Commitments, in each case for all purposes of the Amended and Restated Credit Agreement and the other Loan Documents.
(c) In order to effectuate the increase in the Revolving Credit Commitments contemplated hereby, each of the parties hereto hereby agrees that the Administrative Agent may take any and all actions (including those set forth in Section 2.23 of the Credit Agreement) as may be reasonably necessary to ensure that, after giving effect to such increase, the outstanding Revolving Loans (if any) are held by the Revolving Credit Lenders in accordance with their new applicable Pro Rata Percentages.
SECTION 3. Amendment and Restatement of Existing Credit Agreement. (a) The Borrower, the Lenders and the Issuing Bank agree that the Existing Credit Agreement (including all exhibits and schedules thereto) shall be amended and restated on the Restatement Effective Date, such that on the Restatement Effective Date the terms set forth in Exhibit A hereto shall replace the terms of the Existing Credit Agreement and are incorporated by reference as if fully set forth herein. As used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import shall, unless the context otherwise requires, mean from and after the replacement of the terms of the Existing Credit Agreement by the terms of the Amended and Restated Credit Agreement, the Amended and Restated Credit Agreement.
(b) Subject to Section 2(c), from and after the Restatement Effective Date and without the need for further action, (i) the outstanding Tranche A Revolving Loans and Tranche B Revolving Loans, if any, under the Existing Credit Agreement shall remain outstanding as Revolving Loans under the Amended and Restated Credit Agreement and each outstanding Tranche A Revolving Credit Borrowing and Tranche B Revolving Credit Borrowing, if any, that commenced on the same day and that had the same Interest Period (as defined in the Existing Credit Agreement) shall be treated as a single Revolving Credit Borrowing under the Amended and Restated Credit Agreement, with none of the economic terms thereof changing as a result of the amendment and restatement of the Existing Credit Agreement, and (ii) the Swingline Exposure, if any, and L/C Exposure, if any (in each case, as defined in the Existing Credit Agreement) shall automatically be reallocated to the Lenders in accordance with their new Pro Rata Percentage.
SECTION 4. Conditions Precedent to Incremental Commitments. The effectiveness of the Incremental Commitments shall be subject to (a) the satisfaction of each of the conditions precedent specified in Sections 4.01 and 4.02 of the Amended and Restated Credit Agreement and (b) the payment by the Borrower of the upfront fees with respect to the Incremental Commitments as separately agreed to with the Incremental Lender.
SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Assumption and Amendment Agreement, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Restatement Effective Date:
(a) This Assumption and Amendment Agreement has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms. The Amended and Restated Credit Agreement constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.

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(b) The representations and warranties set forth in Article III of the Amended and Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Effective Date with the same effect as though made on and as of the Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
(c) The Borrower and each Loan Party is in compliance with all the terms and provisions set forth in the Amended and Restated Credit Agreement and in each other Loan Document on its part to be observed or performed, and no Default or Event of Default has occurred and is continuing.
SECTION 6. Effectiveness. This Assumption and Amendment Agreement and the Amended and Restated Credit Agreement shall become effective as of March 11, 2011 (the “Restatement Effective Date”) or the date that (a) the Administrative Agent shall have received counterparts of this Assumption and Amendment Agreement that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Guarantor, (iii) the Administrative Agent, (iv) the Lenders, (v) the Issuing Bank and (vi) the Incremental Lender and (b) each of the conditions precedent referred to in Section 3 hereof shall have been satisfied (or waived in writing by the Incremental Lender, the Lenders and the Issuing Bank).
SECTION 7. Consent and Reaffirmation. Each Subsidiary Guarantor hereby consents to this Assumption and Amendment Agreement and the transactions contemplated hereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Assumption and Amendment Agreement, the Guarantee Agreement, the Security Agreement and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Bank Obligations (with respect to each Subsidiary Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed, and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Bank Obligations under the Amended and Restated Credit Agreement and the other Loan Documents, including in respect of the Incremental Commitments and any Revolving Credit Exposure to be incurred thereunder.
SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Assumption and Amendment Agreement in accordance with the Existing Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
SECTION 9. Counterparts. This Assumption and Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Assumption and Amendment Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

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SECTION 10. Applicable Law. THIS ASSUMPTION AND AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 11. Headings. The headings of this Assumption and Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Senior Vice President and Chief Financial Officer

ALION — BMH CORPORATION,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION — CATI CORPORATION,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION — IPS CORPORATION,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION — JJMA CORPORATION,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

ALION — MA&D CORPORATION,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer
[Alion Incremental Revolving Credit Assumption and Amendment Agreement]

ALION — METI CORPORATION,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

WASHINGTON CONSULTING, INC.,
By	/s/ Michael J. Alber
	Name:	Michael J. Alber
	Title:	Treasurer

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,
By	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary

ALION CANADA (US) CORPORATION,
By	/s/ Joshua J. Izenberg
	Name:	Joshua J. Izenberg
	Title:	Secretary
[Alion Incremental Revolving Credit Assumption and Amendment Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender, an Incremental Lender, the Issuing Bank and as Administrative Agent,
By	/s/ Robert Hetu
	Name:	ROBERT HETU
	Title:	MANAGING DIRECTOR

By	/s/ Kevin Buddhdew
	Name:	KEVIN BUDDHDEW
	Title:	ASSOCIATE
[Alion Incremental Revolving Credit Assumption and Amendment Agreement]

GOLDEN GATE CAPITAL, as a Lender,
By	/s/ Rob Stobo
	Name:	Rob Stobo
	Title:	Manager
[Alion Incremental Revolving Credit Assumption and Amendment Agreement]

Schedule 1
Incremental Lender

Incremental
Incremental Lender	Commitment Amount
Credit Suisse AG, Cayman Islands Branch	$10,000,000

TOTAL COMMITMENTS	$10,000,000